UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 9, 2021

L Brands, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-8344	31-1029810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway
Columbus, OH 43230
(Address of principal executive offices)

(614) 415-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 9, 2021, the Board of Directors (the “Board”) of L Brands, Inc. (“L Brands” or the “Company”) approved the previously announced separation of its Victoria’s Secret business (the “Separation”), which will be achieved through the distribution of 100% of the shares of Victoria’s Secret & Co. (“Victoria’s Secret”) to holders of the Company’s common stock on the record date of July 22, 2021. L Brands stockholders of record will receive one share of Victoria’s Secret common stock for every three shares of L Brands common stock. The distribution is expected to be completed after the New York Stock Exchange market closing on August 2, 2021. Following the Separation, Victoria’s Secret will be an independent, publicly traded company, and the Company will retain no ownership interest in Victoria’s Secret.

The completion of the distribution is subject to a number of customary conditions, including the Securities and Exchange Commission having declared effective Victoria’s Secret’s Registration Statement on Form 10, as amended.

In addition, the Board approved a name change from L Brands, Inc. to Bath & Body Works, Inc. (the “Name Change”). L Brands’ stock symbol will also change from “LB” to “BBWI.” The Name Change is expected to become effective on August 2, 2021, in connection with the Separation. L Brands’ common stock is expected to start trading under the new stock symbol on August 3, 2021.

A copy of the press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this report or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this report or otherwise made by our company or our management:

•	the spin-off may not be consummated within the anticipated time period or at all;
•	disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;
•	the spin-off may not be tax-free for U.S. federal income tax purposes;
•
a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;

•	the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;
•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
•	the seasonality of our business;
•	divestitures or other dispositions and related operations and contingent liabilities from businesses that we have divested;
•	difficulties arising from turnover in company leadership or other key positions;
•	our ability to attract, develop and retain qualified associates and manage labor-related costs;
•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;
•	our independent franchise, license and wholesale partners;
•	our direct channel businesses;
•	our ability to protect our reputation and our brand images;
•	our ability to attract customers with marketing, advertising and promotional programs;
•	our ability to maintain, enforce and protect our trade names, trademarks and patents;
•	the highly competitive nature of the retail industry and the segments in which we operate;
•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦	political instability, environmental hazards or natural disasters;
◦	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
◦	duties, taxes and other charges;
◦	legal and regulatory matters;
◦	volatility in currency exchange rates;
◦	local business practices and political issues;
◦	potential delays or disruptions in shipping and transportation and related pricing impacts;
◦	disruption due to labor disputes; and
◦	changing expectations regarding product safety due to new legislation;
•	our geographic concentration of vendor and distribution facilities in central Ohio;
•	fluctuations in foreign currency exchange rates;
•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•	fluctuations in product input costs;
•	our ability to adequately protect our assets from loss and theft;
•	fluctuations in energy costs;
•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;
•	claims arising from our self-insurance;
•	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
•	our ability to maintain the security of customer, associate, third-party and company information;
•	stock price volatility;
•	our ability to pay dividends and related effects;
•	shareholder activism matters;
•	our ability to maintain our credit rating;
•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•	our ability to comply with regulatory requirements;
•	legal and compliance matters; and
•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this report to reflect circumstances existing after the date of this report or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by L Brands, Inc., dated July 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L BRANDS, INC.

Date: July 9, 2021	By:	/s/ Stuart B. Burgdoerfer
		Name:	Stuart B. Burgdoerfer
		Title:	Executive Vice President and Chief Financial Officer